UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013

TEXTURA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35956	26-1212370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Lake Cook Road
Deerfield, IL 60015

(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 457-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Amendment to Certificate of Incorporation

On June 10, 2013, Textura Corporation (the “Company”) filed an amendment to its restated certificate of incorporation (the “Amendment”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of its common stock. The Company’s board of directors and stockholders previously approved the Amendment to be effective substantially concurrently with the initial public offering. A description of the Company’s restated certificate of incorporation, as amended by the Amendment, is contained in the prospectus, dated June 6, 2013, filed by the Company pursuant to Rule 424(b) of the Securities Act of 1933 on June 7, 2013 (the “Prospectus”), and is incorporated by reference herein.

A copy of the Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Bylaws

Effective as of June 12, 2013, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the Company’s initial public offering of its common stock. The Company’s board of directors and stockholders previously approved the Restated Bylaws to be effective upon the closing of the initial public offering. A description of the Restated Bylaws is contained in the Prospectus and is incorporated by reference herein.

A copy of the Restated Bylaws is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
3.1(1)	Amendment to Certificate of Incorporation of Textura Corporation
3.2(2)	Amended and Restated Bylaws of Textura Corporation

(1)  Previously filed as Exhibit 3.3 to Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-187745), filed with the Commission on May 28, 2013, and incorporated herein by reference.

(2)   Previously filed as Exhibit 3.4 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-1877745), filed with the Commission on April 26, 2013, and incorporated herein by reference.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Textura Corporation

Date: June 13, 2013	/s/ Ryan Lawrence
Ryan Lawrence
Senior Vice President and Chief Legal Officer

3

INDEX TO EXHIBITS

Exhibit No.	Description
3.1(1)	Amendment to Certificate of Incorporation of Textura Corporation
3.2(2)	Amended and Restated Bylaws of Textura Corporation

(1)   Previously filed as Exhibit 3.3 to Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-187745), filed with the Commission on May 28, 2013, and incorporated herein by reference.

(2)   Previously filed as Exhibit 3.4 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-1877745), filed with the Commission on April 26, 2013, and incorporated herein by reference.

4